SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)     October 9, 1996
                                                    ---------------------


                               CAREER HORIZONS, INC.
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              (Exact name of registrant as specified in its charter)


           DELAWARE                    0-23534              22-3038096
         ------------                ----------           -------------
   (State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


             177 Crossways Park Drive, Woodbury, NY          11797
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            (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code    (516) 682-1400
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  ITEM 5.

  Press Release
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  On October 9, 1996, the Registrant announced that the Joint Proxy
  Statement/Prospectus relating to the Agreement and Plan of Merger under which the Registrant will be acquired by and merged into a subsidiary of AccuStaff was declared effective by the Securities and Exchange Commission on October 7, 1996. Proxy materials were mailed on October 8, 1996 to stockholders of record on October 4, 1996, of both Companies in advance of the companies' special meetings of stockholders which will each be held on November 14, 1996.


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                          SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAREER HORIZONS, INC.
                                        ----------------------
                                              (Registrant)



  Date:   October 16, 1996         By: /s/ Michael T. Druckman
        --------------------           ------------------------
                                         Michael T. Druckman
                                         Senior Vice President,
                                         Treasurer and Asst. Secretary
                                         (Principal Financial and
	   			            Accounting Officer)

                     CAREER HORIZONS, INC. and SUBSIDIARIES

                              INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION
-----------     -------------

99.1  		Press release announcing that the Joint Proxy
                Statement/Prospectus relating to the Agreement and Plan of Merger under which Career Horizons will be acquired by and merged into a subsidiary of AccuStaff was declared effective by the SEC and mailed to stockholders.